CHURCHILL TAX-FREE FUND OF KENTUCKY

                       Supplement to the Prospectuses and
                       Statement of Additional Information
                              Dated April 24, 2003
                     As Previously Supplemented May 29, 2003
                                And June 19, 2003

     Effective January 1, 2004 Aquila Management Corporation, the Fund's Manager, transferred all of its business, operations and arrangements as to personnel to a wholly-owned subsidiary, Aquila Investment Management LLC, which will continue the management of the Fund. The transfer was made for reasons of corporate and tax planning and will have no effect on the management of the Fund or the fees being paid. All references to the Manager in the Prospectuses or Statement of Additional Information refer to Aquila Investment Management LLC.

     The sections of the Prospectus describing the management are changed to read as follows:

"How is the Fund managed?"

     Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. The Manager provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund and arranging for the purchase and the sale of securities held in the portfolio of the Fund, and, at the Manager's expense, providing for pricing of the Fund's portfolio daily. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, including fund accounting service, maintaining the Fund's books and records and providing other administrative services.

         The Manager provides the Fund with local advisory services.

     Under the Advisory and Administration Agreement, the Fund pays the Manager a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value, provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual management fee is payable at the annual rate of 0.40 of 1% of such net asset value.

Information about the Manager

     The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and an equity fund. As of March 31, 2003, these funds had aggregate assets of approximately $3.8 billion, of which approximately $2.4 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through two trusts and through share ownership by his wife.

     The Fund's portfolio is managed locally in Kentucky at the Manager's Louisville office by Mr. Thomas S. Albright, Senior Vice President and Portfolio Manager. Mr. Albright has served as the Fund's portfolio manager since September 1995, when Banc One Investment Advisors Corporation, subsequently sub-adviser, became adviser to the Fund. From 1981 to 1995 he was employed by Liberty National Bank where he was responsible for management of its investment portfolio. He also served as President of Liberty Investment Services, Inc., that bank's full service brokerage subsidiary. Mr. Albright attended the University of Louisville.



                 The date of this supplement is January 2, 2004